UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2009

Online Vacation Center Holdings Corp.
(Exact name of registrant as specified in its charter)

            Florida                                 0-32137                           65-0701352
(State or other jurisdiction       (Commission File Number)          (IRS Employer
            of incorporation)                                                             Identification No.)

1801 N.W. 66th Avenue, Plantation, Florida 33313
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (954) 377-6400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 5, 2009, the Registrant reported its 2009 first quarter financial results. A copy of the Registrant's press release containing this information is being furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

          (d) Exhibits.

               99.1 Press Release dated May 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2009                                     ONLINE VACATION CENTER HOLDINGS CORP.

                                                                  BY: /s/ EDWARD B. RUDNER
                                                                  Edward B. Rudner
                                                                  Chief Executive Officer

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